                                                                    Exhibit 99.1
      --------------------------------------------------------------------------

                                                     Monthly Operating Report

           ------------------------------------
           CASE NAME: Kitty Hawk, Inc.               ACCRUAL BASIS
           ------------------------------------

           ------------------------------------
           CASE NUMBER: 400-42141-BJH                02/13/95, RWD, 2/96
           ------------------------------------

           ------------------------------------
           JUDGE: Barbara J. Houser
           ------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


           IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

           RESPONSIBLE PARTY:

           /s/ Drew Keith                                Chief Financial Officer
           --------------------------------------------  ------------------------
           ORIGINAL SIGNATURE OF RESPONSIBLE PARTY               TITLE

           Drew Keith                                         10/19/2001
           --------------------------------------------  ------------------------
           PRINTED NAME OF RESPONSIBLE PARTY                     DATE

           PREPARER:

           /s/ Jessica L. Wilson                         Chief Accounting Officer
           --------------------------------------------  ------------------------
           ORIGINAL SIGNATURE OF PREPARER                        TITLE

           Jessica L. Wilson                                  10/19/2001
           --------------------------------------------  ------------------------
           PRINTED NAME OF PREPARER                              DATE
                                                                 ----

           ----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

        ---------------------------------------
        CASE NAME: Kitty Hawk, Inc.                         ACCRUAL BASIS-1
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42141-BJH               02/13/95, RWD, 2/96
        ---------------------------------------

        ---------------------------------------

        COMPARATIVE BALANCE SHEET

        ---------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE              MONTH                    MONTH                  MONTH
                                                                    ---------------------------------------------------------------
        ASSETS                                     AMOUNT               July 2001               August 2001        September 2001
        ---------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                    $ 13,401,586        $ 38,432,411          $ 46,367,066          $ 50,715,032
        ---------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                          $          0          $          0          $          0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                           $ 13,401,586        $ 38,432,411          $ 46,367,066          $ 50,715,032
        ---------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)                                ($12,021,507)         ($14,518,205)         ($14,392,930)
        ---------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                 ($1,016,667)          ($1,016,667)          ($1,016,667)
        ---------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                     $     15,000        $     15,000          $     15,000          $     15,000
        ---------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                         $    533,556          $    678,791          $    598,418
        ---------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                  $422,186,692        $342,187,831          $336,963,075          $331,523,808
        ---------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                 $435,603,278        $368,130,624          $368,489,060          $367,442,661
        ---------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT          $  2,425,652        $  6,101,169          $  6,113,562          $  7,347,396
        ---------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                 $  2,490,732          $  2,569,952          $  3,854,116
        ---------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT  &
                EQUIPMENT                            $  2,425,652        $  3,610,437          $  3,543,610          $  3,493,280
        ---------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                    $     62,465        $    219,367          $    219,367          $    219,367
        ---------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)           $ 10,967,208        $  9,367,415          $  9,296,814          $  9,226,213
        ---------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                  $138,370,015        $138,370,015          $138,370,015          $138,370,015
        ---------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                         $587,428,618        $519,697,858          $519,918,866          $518,751,536
        ---------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                         $    623,660          $    829,360          $  1,020,457
        ---------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                            $          0          $          0          $          0
        ---------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                            $          0          $          0          $          0
        ---------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                        $    853,068          $  2,917,027          $  3,534,502
        ---------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                             $          0          $          0          $          0
        ---------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                      $  2,696,314          $  1,568,050          $  1,111,503
        ---------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                              $  4,173,042          $  5,314,437          $  5,666,462
        ---------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                         $466,119,468        $385,985,126          $385,064,739          $383,545,384
        ---------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                        $     29,661        $          0          $          0          $          0
        ---------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                       $ 22,580,547        $  2,232,210          $  2,232,210          $  2,232,210
        ---------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                  $          0        $ 28,849,513          $ 28,849,513          $ 28,849,513
        ---------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES        $488,729,676        $417,066,849          $416,146,462          $414,627,107
        ---------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                    $488,729,676        $421,239,891          $421,460,899          $420,293,569
        ---------------------------------------------------------------------------------------------------------------------------
        EQUITY
        ---------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                               $ 98,457,967          $ 98,457,967          $ 98,457,967
        ---------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                         $          0          $          0          $          0
        ---------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ---------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                         $          0        $ 98,457,967          $ 98,457,967          $ 98,457,967
        ---------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                       $488,729,676        $519,697,858          $519,918,866          $518,751,536
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

   -------------------------------------------
   CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS-2
   -------------------------------------------

   -------------------------------------------
   CASE NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
   -------------------------------------------

   --------------------------------------
   INCOME STATEMENT
   ---------------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                    MONTH                 MONTH             QUARTER
                                                     ------------------------------------------------------------
   REVENUES                                           July 2001               August 2001          September 2001         TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     GROSS REVENUES                             $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   2.     LESS: RETURNS & DISCOUNTS                  $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.     NET REVENUE                                $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ---------------------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                   $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.     DIRECT LABOR                               $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   6.     DIRECT OVERHEAD                            $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   7.     TOTAL COST OF GOODS SOLD                   $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   8.     GROSS PROFIT                               $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER COMPENSATION             $     74,167            $     74,166            $     74,116      $    222,449
   ---------------------------------------------------------------------------------------------------------------------------------
   10.    SELLING & MARKETING                        $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                    ($2,849,783)            ($2,593,967)            ($1,727,919)      ($7,171,669)
   ---------------------------------------------------------------------------------------------------------------------------------
   12.    RENT & LEASE                               $          0            $          0            $     29,533      $     29,533
   ---------------------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                        $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   14.    TOTAL OPERATING EXPENSES                    ($2,775,616)            ($2,519,801)            ($1,624,270)      ($6,919,687)
   ---------------------------------------------------------------------------------------------------------------------------------
   15.    INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                           $  2,775,616            $  2,519,801            $  1,624,270      $  6,919,687
   ---------------------------------------------------------------------------------------------------------------------------------
   OTHER  INCOME & EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT. LIST)               ($96,716)              ($129,569)               ($96,704)        ($322,989)
   ---------------------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT. LIST)          $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   18.    INTEREST EXPENSE                           $    582,571            $    616,610            $    497,233      $  1,696,414
   ---------------------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                   $     78,876            $     79,222            $     80,953      $    239,051
   ---------------------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                               $     76,984            $     76,984            $     76,984      $    230,952
   ---------------------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                        $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   22.    NET OTHER INCOME & EXPENSES                $    641,715            $    643,247            $    558,466      $  1,843,428
   ---------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL FEES                          $  2,133,901            $  1,876,554            $  1,055,804      $  5,066,259
   ---------------------------------------------------------------------------------------------------------------------------------
   24.    U.S. TRUSTEE FEES                          $          0            $          0            $     10,000      $     10,000
   ---------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                        $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL REORGANIZATION EXPENSES              $  2,133,901            $  1,876,554            $  1,065,804      $  5,076,259
   ---------------------------------------------------------------------------------------------------------------------------------
   27.    INCOME TAX                                 $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------
   28.    NET PROFIT (LOSS)                          $          0            $          0            $          0      $          0
   ---------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

    --------------------------------
    CASE NAME: Kitty Hawk, Inc.                 ACCRUAL BASIS-3
    --------------------------------

    --------------------------------
    CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
    --------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                               MONTH                  MONTH                   MONTH                 QUARTER
                                                 ------------------------------------------------------------
    DISBURSEMENTS                                 July 2001              August 2001           September 2001             TOTAL
    --------------------------------------------------------------------------------------------------------------------------------
    1.     CASH - BEGINNING OF MONTH             $38,294,348             $38,432,411             $46,367,066           $ 38,294,348
    --------------------------------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    --------------------------------------------------------------------------------------------------------------------------------
    2.     CASH SALES                            $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    --------------------------------------------------------------------------------------------------------------------------------
    3.     PREPETITION                           $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    4.     POSTPETITION                          $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    5.     TOTAL OPERATING RECEIPTS              $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    --------------------------------------------------------------------------------------------------------------------------------
    6.     LOANS & ADVANCES (ATTACH LIST)        $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    7.     SALE OF ASSETS                        $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    8.     OTHER (ATTACH LIST)                   $25,606,100             $30,079,156             $20,409,015           $ 76,094,271
    --------------------------------------------------------------------------------------------------------------------------------
    9.     TOTAL NON-OPERATING RECEIPTS          $25,606,100             $30,079,156             $20,409,015           $ 76,094,271
    --------------------------------------------------------------------------------------------------------------------------------
    10.    TOTAL RECEIPTS                        $25,606,100             $30,079,156             $20,409,015           $ 76,094,271
    --------------------------------------------------------------------------------------------------------------------------------
    11.    TOTAL CASH AVAILABLE                  $63,900,448             $68,511,567             $66,776,081           $114,388,619
    --------------------------------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    --------------------------------------------------------------------------------------------------------------------------------
    12.    NET PAYROLL                           $ 2,964,538             $ 3,475,980             $ 2,317,764           $  8,758,282
    --------------------------------------------------------------------------------------------------------------------------------
    13.    PAYROLL TAXES PAID                    $ 1,186,216             $ 1,424,708             $   956,239           $  3,567,163
    --------------------------------------------------------------------------------------------------------------------------------
    14.    SALES, USE & OTHER TAXES PAID         $    48,776             $         0             $    13,505           $     62,281
    --------------------------------------------------------------------------------------------------------------------------------
    15.    SECURED / RENTAL / LEASES             $ 3,230,967             $ 2,716,524             $ 4,268,611           $ 10,216,102
    --------------------------------------------------------------------------------------------------------------------------------
    16.    UTILITIES                             $    55,465             $    60,940             $    61,719           $    178,124
    --------------------------------------------------------------------------------------------------------------------------------
    17.    INSURANCE                             $   356,098             $   783,601             $   677,414           $  1,817,113
    --------------------------------------------------------------------------------------------------------------------------------
    18.    INVENTORY PURCHASES                                           $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    19.    VEHICLE EXPENSES                      $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    20.    TRAVEL                                $   864,335             $   759,265             $   612,554           $  2,236,154
    --------------------------------------------------------------------------------------------------------------------------------
    21.    ENTERTAINMENT                         $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    22.    REPAIRS & MAINTENANCE                 $ 1,786,912             $ 1,942,885             $   804,797           $  4,534,594
    --------------------------------------------------------------------------------------------------------------------------------
    23.    SUPPLIES                              $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    24.    ADVERTISING                           $       170             $     7,560             $         0           $      7,730
    --------------------------------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                   $13,450,347             $10,396,214             $ 6,066,072           $ 29,912,633
    --------------------------------------------------------------------------------------------------------------------------------
    26.    TOTAL OPERATING DISBURSEMENTS         $23,943,824             $21,567,677             $15,778,675           $ 61,290,176
    --------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    27.    PROFESSIONAL FEES                     $ 1,507,463             $   576,824             $   282,374           $  2,366,661
    --------------------------------------------------------------------------------------------------------------------------------
    28.    U.S. TRUSTEE FEES                     $    16,750             $         0             $         0           $     16,750
    --------------------------------------------------------------------------------------------------------------------------------
    29.    OTHER (ATTACH LIST)                   $         0             $         0             $         0           $          0
    --------------------------------------------------------------------------------------------------------------------------------
    30.    TOTAL REORGANIZATION EXPENSES         $ 1,524,213             $   576,824             $   282,374           $  2,383,411
    --------------------------------------------------------------------------------------------------------------------------------
    31.    TOTAL DISBURSEMENTS                   $25,468,037             $22,144,501             $16,061,049           $ 63,673,587
    --------------------------------------------------------------------------------------------------------------------------------
    32.    NET CASH FLOW                         $   138,063             $ 7,934,655             $ 4,347,966           $ 12,420,684
    --------------------------------------------------------------------------------------------------------------------------------
    33.    CASH - END OF MONTH                   $38,432,411             $46,367,066             $50,715,032           $ 50,715,032
    --------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

   -------------------------------------
   CASE NAME: Kitty Hawk, Inc.                 ACCRUAL BASIS-4
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
   -------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE          MONTH                MONTH                 MONTH
                                                                         -----------------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                                 AMOUNT         July 2001           August 2001          September 2001
   ---------------------------------------------------------------------------------------------------------------------------------
   1.  0-30                                                                  $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   2.  31-60                                                                 $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.  61-90                                                                 $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.  91+                                                                   $    63,871         $    63,261          $    63,261
   ---------------------------------------------------------------------------------------------------------------------------------
   5.  TOTAL ACCOUNTS RECEIVABLE                            $     0          $    63,871         $    63,261          $    63,261
   ---------------------------------------------------------------------------------------------------------------------------------
   6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                       $12,085,378         $14,581,466          $14,456,191
   ---------------------------------------------------------------------------------------------------------------------------------
   7.  ACCOUNTS RECEIVABLE (NET)                            $     0         ($12,021,507)       ($14,518,205)        ($14,392,930)
   ---------------------------------------------------------------------------------------------------------------------------------


   -----------------------------------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH:    September 2001
                                                                                         -------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
                                             0-30           31-60            61-90               91+
   TAXES PAYABLE                             DAYS           DAYS             DAYS                DAYS                 TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
   1.  FEDERAL                               $      0       $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   2.  STATE                                 $      0       $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.  LOCAL                                 $      0       $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.  OTHER (ATTACH LIST)                   $      0       $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.  TOTAL TAXES PAYABLE                   $      0       $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   6.  ACCOUNTS PAYABLE                      $358,275       $48,507          $    26,604         $   587,071          $ 1,020,457
   ---------------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   STATUS OF POSTPETITION TAXES                                                   MONTH:    September 2001
                                                                                         -------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING           AMOUNT                                 ENDING
                                                               TAX           WITHHELD AND/       AMOUNT                  TAX
   FEDERAL                                                  LIABILITY*        0R ACCRUED          PAID                LIABILITY
   ---------------------------------------------------------------------------------------------------------------------------------
   1.  WITHHOLDING**                                        $     0          $    82,926         $    82,926          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   2.  FICA-EMPLOYEE**                                      $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.  FICA-EMPLOYER**                                      $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.  UNEMPLOYMENT                                         $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.  INCOME                                               $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   6.  OTHER (ATTACH LIST)                                  $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   7.  TOTAL FEDERAL TAXES                                  $     0          $    82,926         $    82,926          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ---------------------------------------------------------------------------------------------------------------------------------
   8.  WITHHOLDING                                          $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   9.  SALES                                                $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   10. EXCISE                                               $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   11. UNEMPLOYMENT                                         $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   12. REAL PROPERTY                                        $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   13. PERSONAL PROPERTY                                    $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   14. OTHER (ATTACH LIST)                                  $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   15. TOTAL STATE & LOCAL                                  $     0          $         0         $         0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   16. TOTAL TAXES                                          $     0          $    82,926         $    82,926          $         0
   ---------------------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

   -------------------------------------
   CASE NAME: Kitty Hawk, Inc.                     ACCRUAL BASIS-5
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
   -------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH:      September 2001
                                                             ---------------------------------------------------------------------
   -------------------------------------
   BANK RECONCILIATIONS
                                                Account #1           Account #2             Account #3
   --------------------------------------------------------------------------------------------------------
   A.   BANK:                                    Bank One             Bank One              Wells Fargo
   --------------------------------------------------------------------------------------------------------
   B.   ACCOUNT NUMBER:                         100140334            9319959434               4417-881463              TOTAL
   --------------------------------------------------------------------------------------------------------
   C.   PURPOSE (TYPE):                         Operating           Disbursement             Operating
   -------------------------------------------------------------------------------------------------------------------------------
   1.  BALANCE PER BANK STATEMENT                 $  355,177              $300,000             $2,792,256            $3,574,877
   -------------------------------------------------------------------------------------------------------------------------------
   2.  ADD: TOTAL DEPOSITS NOT CREDITED           $        0              $      0             $        0            $        0
   -------------------------------------------------------------------------------------------------------------------------------
   3.  SUBTRACT: OUTSTANDING CHECKS               $1,241,259              $      0             $        0            $1,346,952
   -------------------------------------------------------------------------------------------------------------------------------
   4.  OTHER RECONCILING ITEMS                       ($3,034)             $      0             $        0               ($3,034)
   -------------------------------------------------------------------------------------------------------------------------------
   5.  MONTH END BALANCE PER BOOKS                 ($889,116)             $300,000             $2,792,256            $2,203,140
   -------------------------------------------------------------------------------------------------------------------------------
   6.  NUMBER OF LAST CHECK WRITTEN             No checks                    37542            No checks
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------
   INVESTMENT ACCOUNTS

   -------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF             TYPE OF           PURCHASE                CURRENT
   BANK, ACCOUNT NAME & NUMBER                      PURCHASE           INSTRUMENT           PRICE                   VALUE
   -------------------------------------------------------------------------------------------------------------------------------
   7.  Wells Fargo Certificate of Deposit                            CD                     $   600,000             $   605,114
   -------------------------------------------------------------------------------------------------------------------------------
   8.  Bank One                                       9/30/2001      Overnight Sweep        $47,884,027             $47,884,027
   -------------------------------------------------------------------------------------------------------------------------------
   9.  N/A
   -------------------------------------------------------------------------------------------------------------------------------
   10. N/A
   -------------------------------------------------------------------------------------------------------------------------------
   11. TOTAL  INVESTMENTS                                                                   $48,484,027             $48,489,141
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------
   CASH

   -------------------------------------------------------------------------------------------------------------------------------
   12. CURRENCY ON HAND                                                                                             $     1,000
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
   13. TOTAL CASH - END OF MONTH                                                                                    $50,715,032
   -------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------------------
  CASE NAME: Kitty Hawk, Inc.                        ACCRUAL BASIS-5
  --------------------------------------------------

  --------------------------------------------------
  CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
  --------------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:  September 2001
  -----------------------------------------                     -----------------------------------------------------------
  BANK RECONCILIATIONS
                                              Account #4           Account #5         Account #6
  -------------------------------------------------------------------------------------------------------------------------
  A.           BANK:                           Bank One            Bank One           Bank One
  ----------------------------------------------------------------------------------------------------
  B.           ACCOUNT NUMBER:                1570695922     00129949/931995845     1586268961                   TOTAL
  ----------------------------------------------------------------------------------------------------
  C.           PURPOSE (TYPE):                 Payroll        Health Insurance     Flex Spending
  -------------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                    $0             $105,693               $21,751             $127,444
  -------------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED              $0             $      0               $     0             $      0
  -------------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS                  $0             $105,693               $     0             $105,693
  -------------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                       $0             $      0               $     0             $      0
  -------------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                   $0             $      0               $21,751             $ 21,751
  -------------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN               86235               153483                 11094
  -------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------
  INVESTMENT ACCOUNTS

  -------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF           TYPE OF            PURCHASE              CURRENT

  BANK, ACCOUNT NAME & NUMBER                       PURCHASE          INSTRUMENT            PRICE                VALUE
  -------------------------------------------------------------------------------------------------------------------------
  7.
  -------------------------------------------------------------------------------------------------------------------------
  8.
  -------------------------------------------------------------------------------------------------------------------------
  9.
  -------------------------------------------------------------------------------------------------------------------------
  10.
  -------------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                  $0                  $     0
  -------------------------------------------------------------------------------------------------------------------------

  -----------------------------------------
  CASH

  -------------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND                                                                                       $     0
  -------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                              $21,751
  -------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  --------------------------------------------------
  CASE NAME: Kitty Hawk, Inc.                        ACCRUAL BASIS-5
  --------------------------------------------------

  --------------------------------------------------
  CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
  --------------------------------------------------


  The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:  September 2001
  --------------------------------                              --------------------------------------------------------
  BANK RECONCILIATIONS
                                           Account #7           Account #8         Account #9
  ----------------------------------------------------------------------------------------------------------------------
  A.           BANK:                        Bank One
  -------------------------------------------------------------------------------------------------
  B.           ACCOUNT NUMBER:             1586269860                                                         TOTAL
  -------------------------------------------------------------------------------------------------
  C.           PURPOSE (TYPE):                 COD
  ----------------------------------------------------------------------------------------------------------------------
  1.      BALANCE PER BANK STATEMENT                 $0                   $0                    $0                   $0
  ----------------------------------------------------------------------------------------------------------------------
  2.      ADD: TOTAL DEPOSITS NOT CREDITED           $0                   $0                    $0                   $0
  ----------------------------------------------------------------------------------------------------------------------
  3.      SUBTRACT: OUTSTANDING CHECKS               $0                   $0                    $0                   $0
  ----------------------------------------------------------------------------------------------------------------------
  4.      OTHER RECONCILING ITEMS                    $0                   $0                    $0                   $0
  ----------------------------------------------------------------------------------------------------------------------
  5.      MONTH END BALANCE PER BOOKS                $0                                                              $0
  ----------------------------------------------------------------------------------------------------------------------
  6.      NUMBER OF LAST CHECK WRITTEN             2111
  ----------------------------------------------------------------------------------------------------------------------

  --------------------------------
  INVESTMENT ACCOUNTS

  ----------------------------------------------------------------------------------------------------------------------
                                                   DATE OF           TYPE OF            PURCHASE              CURRENT

  BANK, ACCOUNT NAME & NUMBER                     PURCHASE          INSTRUMENT            PRICE                VALUE
  ----------------------------------------------------------------------------------------------------------------------
  7.
  ----------------------------------------------------------------------------------------------------------------------
  8.
  ----------------------------------------------------------------------------------------------------------------------
  9.
  ----------------------------------------------------------------------------------------------------------------------
  10.
  ----------------------------------------------------------------------------------------------------------------------
  11.     TOTAL INVESTMENTS                                                                     $0                   $0
  ----------------------------------------------------------------------------------------------------------------------

  --------------------------------
  CASH

  ----------------------------------------------------------------------------------------------------------------------
  12.     CURRENCY ON HAND
  ----------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------------------------------------
  13.     TOTAL CASH - END OF MONTH                                                                                  $0
  ----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
                                                       Monthly Operating Report

      --------------------------------------------
      CASE NAME: Kitty Hawk, Inc.                    ACCRUAL BASIS-6
      --------------------------------------------

      --------------------------------------------
      CASE NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96
      --------------------------------------------

                                                       MONTH:    September 2001
                                                       -------------------------

      --------------------------------------------
      PAYMENTS TO INSIDERS AND PROFESSIONALS
      --------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

      --------------------------------------------------------------------
                                 INSIDERS

      --------------------------------------------------------------------
                               TYPE OF   AMOUNT   TOTAL PAID
              NAME             PAYMENT    PAID     TO DATE
      -------------------------------------------------------------------
      1.   Mike Clark          Salary              $ 7,916     $  129,582
      -------------------------------------------------------------------
      2.   Jim Craig           Salary              $16,667     $  383,335
      -------------------------------------------------------------------
      3.   Janie Garrard       Salary              $     0     $    2,625
      -------------------------------------------------------------------
      4.   Drew Keith          Salary              $16,250     $  380,212
      -------------------------------------------------------------------
      5    Lena Baker          Salary              $     0     $    7,500
      -------------------------------------------------------------------
      6    Jim Reeves          Salary              $33,333     $  533,328
      -------------------------------------------------------------------
      7    John Turnipseed     Salary              $     0     $   41,668
      -------------------------------------------------------------------
      8    TOTAL PAYMENTS

           TO  INSIDERS                            $74,166     $1,478,250
      -------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
      ---------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                     TOTAL
                                        ORDER AUTHORIZING    AMOUNT       AMOUNT         TOTAL PAID       INCURRED
                         NAME                PAYMENT        APPROVED       PAID            TO DATE       & UNPAID *
      ---------------------------------------------------------------------------------------------------------------
      1.   Lain Faulkner                                                   $      0      $   941,175      $   79,662
      ---------------------------------------------------------------------------------------------------------------
      2.   Haynes and Boone                                                $      0      $ 3,187,218      $1,021,409
      ---------------------------------------------------------------------------------------------------------------
      3.   The Seabury Group                                               $175,000      $ 2,125,000      $        0
      ---------------------------------------------------------------------------------------------------------------
      4.   Forshey & Prostock                                              $      0      $   365,670      $        0
      ---------------------------------------------------------------------------------------------------------------
      5    Price Waterhouse Coopers                                        $      0      $   386,015      $        0
      ---------------------------------------------------------------------------------------------------------------
      6    Jay Alix and Associates                                         $ 44,867      $   874,360      $   96,136
      ---------------------------------------------------------------------------------------------------------------
      7    Andrews & Kurth                                                 $      0      $   995,467      $        0
      ---------------------------------------------------------------------------------------------------------------
      8    Jenkins & Gilchrist                                             $      0      $    47,474      $        0
      ---------------------------------------------------------------------------------------------------------------
      9    Ford and Harrison                                                             $   223,529      $    3,776
      ---------------------------------------------------------------------------------------------------------------
      10   Grant Thornton                                                  $ 28,406      $   363,777      $   14,499
      ---------------------------------------------------------------------------------------------------------------
      11   Verner Liipfert                                                               $   672,751      $  118,086
      ---------------------------------------------------------------------------------------------------------------
      12   The Ivy Group                                                   $      0      $    81,900
      ---------------------------------------------------------------------------------------------------------------
      13   Wells Fargo Bank - reimburse prof fees                          $      0      $ 1,036,744      $2,200,934
      ---------------------------------------------------------------------------------------------------------------
      14   TOTAL PAYMENTS
           TO PROFESSIONALS                                   $0           $248,273      $11,301,080      $3,534,502
      ---------------------------------------------------------------------------------------------------------------


      * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

      --------------------------------------------------------------------------
      POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
                                           SCHEDULED    AMOUNTS
                                            MONTHLY      PAID          TOTAL
                                           PAYMENTS     DURING        UNPAID
                      NAME OF CREDITOR        DUE        MONTH     POSTPETITION
      --------------------------------------------------------------------------
      1.   N/A
      --------------------------------------------------------------------------
      2.   N/A
      --------------------------------------------------------------------------
      3.   N/A
      --------------------------------------------------------------------------
      4.   N/A
      --------------------------------------------------------------------------
      5.   N/A
      --------------------------------------------------------------------------
      6.   TOTAL                              $0         $0            $0
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

    -------------------------------------------
    CASE NAME:  Kitty Hawk, Inc.                    ACCRUAL BASIS-7
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
    -------------------------------------------

                                                     MONTH:  September 2001
                                                            --------------------

    --------------------------------------------------
    QUESTIONNAIRE

    ---------------------------------------------------------------------------------------------------
                                                                                 YES           NO
    --------------------------------------------------------------------------------------------------
    1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                   X
    --------------------------------------------------------------------------------------------------
    2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                             X
    --------------------------------------------------------------------------------------------------
    3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                       X
    --------------------------------------------------------------------------------------------------
    4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                    X
    --------------------------------------------------------------------------------------------------
    5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                 X
    --------------------------------------------------------------------------------------------------
    6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                           X
    --------------------------------------------------------------------------------------------------
    7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                              X
    --------------------------------------------------------------------------------------------------
    8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                       X
    --------------------------------------------------------------------------------------------------
    9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                             X
    --------------------------------------------------------------------------------------------------
    10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                            X
    --------------------------------------------------------------------------------------------------
    11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                      X
    --------------------------------------------------------------------------------------------------
    12. ARE ANY WAGE PAYMENTS PAST DUE?                                                        X
    --------------------------------------------------------------------------------------------------


    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
    Item #4 - the Company has paid down approximately $1.5 million on its
    --------------------------------------------------------------------------
    revolving credit facility in accordance with various court orders. Cash
    --------------------------------------------------------------------------
    used in the payments were a result of asset sales (aircraft and inventory)
    --------------------------------------------------------------------------
    and internally generated cash.
    --------------------------------------------------------------------------
    --------------------------------------------------------------------------

    --------------------------------------------------
    INSURANCE

    --------------------------------------------------------------------------------------------------
                                                                                 YES           NO
    --------------------------------------------------------------------------------------------------
    1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                  X
    --------------------------------------------------------------------------------------------------
    2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                    X
    --------------------------------------------------------------------------------------------------
    3.  PLEASE ITEMIZE POLICIES BELOW.
    --------------------------------------------------------------------------------------------------


    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT PAYMENTS
    -----------------------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                                     PAYMENT AMOUNT
                 POLICY                   CARRIER                          PERIOD COVERED                     & FREQUENCY
    -----------------------------------------------------------------------------------------------------------------------------
           121 Aircraft Insurance    Aviation Agency                    6/1/2001 - 5/31/2002               781,160  Quarterly
    -----------------------------------------------------------------------------------------------------------------------------
           Workers Comp              Aviation Agency                    01/01/2001 - 12/31/2001             95,000  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Inland Marine/Property    CGU                                4/1/2001 - 3/31/2002                 9,902  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Professional Liab         Aviation Agency                    6/1/2001 - 5/31/2002                25,291  Annual
    -----------------------------------------------------------------------------------------------------------------------------
           135 Aircraft Insurance    Aviation Agency                    10/1/2000 - 9/30/2001              100,266  Quarterly
    -----------------------------------------------------------------------------------------------------------------------------
           Primary Auto              Aviation Agency                    4/1/2001 - 3/31/2002                10,827  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Excess Auto               Aviation Agency                    4/1/2001 - 3/31/2002                29,870  Annual
    -----------------------------------------------------------------------------------------------------------------------------
           Aggregate Claims Liab     Reliastar                          5/1/2001 - 4/30/2002                15,000  Annually
    -----------------------------------------------------------------------------------------------------------------------------
           Claims Admin Runout       CIGNA                              5/1/2001 - 4/30/2002               125,779  One time
    -----------------------------------------------------------------------------------------------------------------------------
           Pilot Long Term Disabl    UNUM                               5/1/2001 - 4/30/2002                 7,975  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Stop Loss                 Reliastar                          5/1/2001 - 4/30/2002                31,635  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Case Management           Reliastar                          5/1/2001 - 4/30/2002                 1,329  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Claims Administration     Allied Benefit System              5/1/2001 - 4/30/2002                25,052  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Life/AD&D                 CIGNA                              5/1/2001 - 4/30/2002                11,732  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           EAP                       Behavioral Health Partners         5/1/2001 - 4/30/2002                 2,941  Monthly
    -----------------------------------------------------------------------------------------------------------------------------
           Section 125 Admin         Taxsaver                           5/1/2001 - 4/30/2002                 1,179  Monthly
    -----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                             FOOTNOTES SUPPLEMENT
------------------------------------------------------

------------------------------------------------------
CASE NUMBER: 400-42141-BJH                                  ACCRUAL BASIS
------------------------------------------------------

                                                MONTH:      September 2001
                                                       -------------------------



--------------------------------------------------------------------------------
 ACCRUAL BASIS      LINE
  FORM NUMBER      NUMBER               FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3             8       All cash received into the each subsidiary cash
--------------------------------------------------------------------------------
                              account is swept each night to Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                              Master Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       3            31       All disbursements (either by wire transfer or
--------------------------------------------------------------------------------
                              check), including payroll, are disbursed out of
--------------------------------------------------------------------------------
                              the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------
                              account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       4             6       All assessments of uncollectible accounts
--------------------------------------------------------------------------------
                              receivable are done at Kitty Hawk, Inc. All
--------------------------------------------------------------------------------
                              reserves are recorded at Inc. and pushed down to
--------------------------------------------------------------------------------
                              Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       7                     All insurance policies are carried in the name of
--------------------------------------------------------------------------------
                              Kitty Hawk, Inc. and its subsidiaries. Therefore,
--------------------------------------------------------------------------------
                              they are listed here accordingly.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE  NAME: Kitty Hawk, Inc.

CASE  NUMBER: 400-42141

Details of Other Items



ACCRUAL BASIS-1                                  September 2001

8.    OTHER (ATTACH LIST)                      $      331,523,808 Reported
                                               ------------------
           Intercompany Receivables                   329,447,402
           Escrow TJR                                     400,000
           A/R Other                                      323,665
           A/R Employees                                     (141)
           A/R 401(k) Loan                                   (494)
           A/R Reconciling item                           (13,638)
           Deferred Taxes                                 776,266
           Deposits - Other                               174,749
           Deposits - Retainers                           415,999
                                               ------------------
                                                      331,523,808 Detail
                                               ------------------
                                                                - Difference

14.   OTHER ASSETS  -  NET OF
      AMORTIZATION (ATTACH LIST)                        9,226,213 Reported
                                               ------------------
           Loan organizaiton costs                        785,702
           Bond offering costs                          7,151,860
           Goodwill - KH Cargo                          1,288,651
                                               ------------------
                                                        9,226,213 Detail
                                               ------------------
                                                                - Difference

15.   OTHER (ATTACH LIST)                             138,370,015
                                               ------------------
           Investment in KH Aircargo                        1,000
           Investment in KH International              81,974,302
           Investment in Longhorn                       2,266,436
           Investment in KH Cargo                      54,128,277
                                               ------------------
                                                      138,370,015 Detail
                                               ------------------
                                                                - Difference

22.   OTHER (ATTACH LIST)                      $        1,111,503 Reported
                                               ------------------
           Accrued expenses                              (188,628)
           Accrued interest                               282,150
           Accrued health savings                         637,197
           A/P Aging reconciling item                     (25,854)
           A/P clearing                                        71
           Accrued 401(k)                                   6,567
           Accrued Salaries/Wages                         400,000
                                               ------------------
                                                        1,111,503 Detail
                                               ------------------
                                                                - Difference

27.   OTHER (ATTACH LIST)                      $       28,849,513 Reported
                                               ------------------
           Deferred Taxes                              31,006,505
           Accrued Taxes payable                      (17,685,739)
           Interest payable                            15,528,747
                                               ------------------
                                                       28,849,513 Detail
                                               ------------------
                                                                - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items
ACCRUAL BASIS-2

16. NON-OPERATING INCOME (ATT. LIST)                       (96,704)Reported
                                              --------------------
      Interest Income                                      (96,483)
      Other Misc Income                                       (221)
                                              --------------------
                                                           (96,704)Detail
                                                                 - Difference



ACCRUAL BASIS-3

8. OTHER (ATTACH LIST)                                  20,409,015 Reported
                                              --------------------
      Transfers from Charters                            1,092,344
      Transfers from Cargo                               4,898,279
      Transfers from Aircargo                            7,790,920
      Transfers from International                       3,349,484
      Cash deposits - non-lockbox                        3,041,734
      Interest income                                       95,936
      Misc Deposits                                        141,696
      NSF Checks                                            (1,378)
                                              --------------------
                                                        20,409,015 Detail
                                              --------------------
                                                                 - Difference
                                              --------------------

25. OTHER (ATTACH LIST)                                  6,066,072 Reported
                                              --------------------
      Inc. 401(k)                                          238,118
      Employee Expenses                                     11,933
      Bank charges                                           6,071
      Refunds/Claims                                       192,377
      Interest expense                                          21
      Fuel                                               2,338,704
      Ground Handling                                    1,234,601
      Shipping                                              19,525
      Ondemand Charter costs                                45,282
      Contract Labor                                       254,130
      Trucking                                             330,114
      Customs/Parking/Landing                              518,662
      Containers                                            59,897
      Security                                              54,474
      Simulator/Communication/Other Training               303,045
      Misc                                                  18,567
      Voided checks and corrections                        (21,179)
      Board of Direcetors expenses                             337
      Charts/Manuals                                        25,446
      Shutdown costs                                       256,768
      Taxes                                                 89,246
      Office                                                84,263
      Subcharter Aircraft                                    5,670
                                              --------------------

                                                         6,066,072 Detail
                                                                 - Difference